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                                                                   EXHIBIT 10.56

                            MODIFICATION AGREEMENT
                            ----------------------

                               Loan No. 3038879

     This Modification Agreement (the "Agreement") is made and entered into as of this 1st day of October 1996 by and between Fidelity Federal Bank, A Federal Savings Bank ("Lender"), and Citadel Realty, Inc., a Delaware corporation ("Borrower"), with reference to the following facts:

                                   RECITALS
                                   --------
A. Borrower made, executed and delivered to Lenders a Promissory Note Secured By Deed of Trust dated May 15, 1995 (the "Note") in the principal amount of $5,338,500.00 with interest thereon, all due and payable on June 1, 2000 unless earlier acceleration is provided for by the Note (the "Loan").

B. The Note is secured by real property (the "Real Property") located at 600 North Brand Boulevard, Glendale, California and 600 North Maryland Avenue, Glendale, California, and more particularly described in the Deed of Trust Assignment of Rents and Leases, Security Agreement and Fixture Filing dated May 15, 1995, executed by Borrower in favor of Lender and recorded in the Official Records of Los Angeles County on May 18, 1995 as Instrument No. 95-797453 (the "Deed of Trust"). The Note and Deed of Trust are collectively referred to herein as the "Loan Documents."

C. Borrower and Lender have entered into that certain Summary Settlement Agreement dated August 7, 1996, pursuant to which, among other things, the parties have agreed to modify the Loan as set forth herein.

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

1.  REAFFIRMATION OF LOAN DOCUMENTS. Borrower represents, warrants, covenants
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    and agrees that, except as specified herein, all of the terms and conditions of the Loan Documents are in full force and effect, without waiver or modification of any kind whatsoever. Borrower confirms its absolute and unconditional obligation to make all payments required under or pursuant to the terms and conditions of the Loan Documents as amended and modified hereby, subject to the express terms and limitations set forth therein. Borrower acknowledges and agrees that the maturity date of the Note has not been modified or extended hereby, and that there are no agreements or understandings to extend the maturity date of the Note.

2.  MODIFICATION. Section 5 of the Note shall be deleted and replaced with the
    ------------
    following: "The principal of this Note may be prepaid at any time in whole or in part without premium or penalty. Concurrently with any prepayment of principal, Borrower shall notify Lender in writing that Borrower is making a prepayment in an amount specified in such written notice."

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3.  MISCELLANEOUS.
    -------------

    a.  NOT A NOVATION. Except as expressly provided herein, this Agreement is
        --------------
        not a novation, nor is it to be construed as a release or modification of any of the terms, conditions, warranties, waivers or rights set forth in the Loan Documents. In the event of any conflict between this Agreement and the Loan Documents, this Agreement shall govern.

    b.  APPLICABLE LAW. This Agreement and the Loan Documents and the rights and
        --------------
        obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

    c.  ASSIGNABILITY. The rights and obligations of the Borrower under this
        -------------
        Agreement shall not be assigned without the prior written consent of Lender. This Agreement shall be binding upon and inure to the benefit of Lender, Borrower and their respective permitted successors and assigns.

    d.  INTEGRATION. This Agreement, the Loan Documents and the documents and
        -----------
        instruments referred to herein constitute a single, integrated written contract expressing the entire agreement of the parties hereto relative to the subject matter hereof. No oral or written covenants, agreements, representations or warranties of any kind whatsoever have been made by any party hereto, except as specifically set forth in this Agreement.

    e.  COUNTERPARTS. This Agreement may be executed in one or more counterparts
        ------------
        but all of the counterparts shall constitute one Agreement. This Agreement shall be effective when executed by all of the parties hereto.

    f.  NEUTRAL INTERPRETATION. This Agreement constitutes the product of the
        ----------------------
        negotiation of the parties hereto and in the enforcement hereof shall be interpreted in a neutral manner and not more strongly for or against any party based upon the source of the draftsmanship hereof.

    g.  EFFECT OF MODIFICATION. Except as expressly modified herein, all other
        ----------------------
        terms and conditions of the Loan Documents shall remain in full force and effect.

    IN WITNESS WHEREOF, Lender and Borrower have caused this Agreement to be duly executed as of the day and year first above written.

FIDELITY FEDERAL BANK,                       CITADEL REALTY, INC.
A FEDERAL SAVINGS BANK

By: /s/ Willian C. Taylor III                By: /s/ Steve Wesson
    ------------------------------               --------------------------
       William C. Taylor III                        Steve Wesson
Title: Executive Vice President              Title: President
       ---------------------------                  -----------------------


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